Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
      Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the quarterly report on Form 10-Q of Chugach Electric Association, Inc. (the "Company") for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Bradley W. Evans, Interim Chief Executive Officer and Interim Principal Executive Officer of the Company, hereby certify as the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 12, 2008                         /s/ Bradley W. Evans
                                           --------------------
                                            Bradley W. Evans
                                            Interim Chief Executive Officer
                                            Interim Principal Executive Officer